UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

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CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2017

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2017 Annual Meeting of Shareholders of CVD Equipment Corporation (the “Company”) will be held at 10:00 A.M., Eastern Standard Time on November 16, 2017 at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722. At the meeting, you will be asked to vote on:

1.	The election of five (5) directors to the Board of Directors of the Company to serve until the 2018 Annual Meeting of Shareholders;

2.	The ratification of MSPC, Certified Public Accountants and Advisors, P.C. (“MSPC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 2, 2017 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD NOVEMBER 16, 2017:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2016 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

By Order of the Board of Directors, /s/ Leonard A. Rosenbaum Leonard A. Rosenbaum Chairman, President and Chief Executive Officer

Dated: October 6, 2017

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

November 16, 2017

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on November 16, 2017, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about October 6, 2017 to all shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card, or by voting in person at the Annual Meeting. If you send in a proxy card, and also attend the Annual Meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the Annual Meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

■	Signing and returning another proxy card at a later date;

■	Sending written notice of revocation to the attention of the Secretary to:

CVD Equipment Corporation
355 South Technology Drive
Central Islip, NY 11722; or

■	Informing the Secretary and voting in person at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The enclosed proxy card is being solicited on behalf of the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company’s directors, officers and employees may, without being additionally compensated, solicit proxies by telephone fax, or other electronic means. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company’s common stock. No additional compensation will be paid for such solicitation. The Company does not expect to employ anyone else in the solicitation of proxies.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Leonard Rosenbaum, the Company’s Chairman, President and Chief Executive Officer, and Glen R. Charles, the Company’s Chief Financial Officer and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of each of the director nominees listed on the card; (2) “FOR” ratifying the appointment of MSPC as the Company’s independent public accountants for the year ending December 31, 2018; and (3) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

A broker non-vote occurs when a Shareholder holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker.

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five (5) nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2018 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of October 2, 2017 are entitled to vote at the Annual Meeting.

As of the close of business on October 2, 2017, there were 6,380,298 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the Shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website (www.cvdequipment.com, click on the button www.cvdproxy.com). If you want to receive separate copies of the proxy statement or the annual report to Shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of five (5) incumbent directors, all of which are seeking to be re-elected at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the persons named below to serve as directors, unless the Shareholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company’s directors. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

The Nominating, Governance and Compliance Committee of the Board of Directors has nominated Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Lawrence J. Waldman and Raymond A. Nielsen for election as the Company’s directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors shall not be less than five (5) nor more than eleven (11), as fixed from time to time by the Board of Directors.   Our Board of Directors currently consists of five (5) directors, three (3) of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market. These “independent” directors are Messrs. Gunther, Waldman and Nielsen. Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held ten (10) meetings and acted two (2) times by unanimous written consent in lieu of meeting during the 2016 fiscal year. All of the directors, at that time, attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. We encourage all members of the Board of Directors to attend the Annual Meetings; however, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all five (5) members of the Board of Directors attended the meeting.

Director Service On Other Boards

Lawrence J. Waldman has served as a director of Bovie Medical Corporation (“Bovie”) since 2011 and is currently the Chair of the Audit Committee and Lead Independent Director of Bovie’s Board. Mr. Waldman serves as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its Audit Committee since 2014. Mr. Waldman also serves as a member of the Board of Directors of Comtech Telecommunications, Corp. since August of 2015, and has served as the Chairman of the Audit Committee since December 2015.

Raymond A. Nielsen has been a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its parent holding company since 2013. He currently serves on the Compensation Committee, Corporate Governance and Nominating Committee as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee.

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed hereunder involving the nominees to the Board of Directors in the past ten years.

Board Leadership

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time.  Currently, Leonard A. Rosenbaum serves as our Chairman, President and CEO. Given the fact that Mr. Rosenbaum, in his capacity as our President and CEO, is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, and this discussion accounts for a significant portion of the time devoted at our Board meetings. The Board of Directors believes that the independent directors have been effective in acting collaboratively to provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board and committee meetings, the independent directors have regular executive sessions. Following an executive session, the independent directors communicate any relevant feedback to our CEO and CFO and provide input with regard to any agenda items for Board meetings.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements, and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees the process, qualifications or director candidates, and risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions within the Company of each of our directors, and executive officers.

Name	Age	Position(s) with the Company
Leonard A. Rosenbaum	71	Chairman of the Board of Directors, Chief Executive Officer and President
Martin J. Teitelbaum	67	Director and Assistant Secretary, General Counsel
Conrad J. Gunther	71	Director and Chairman-Audit Committee
Lawrence J. Waldman	70	Director and Chairman-Compensation Committee
Raymond A. Nielsen	66	Director and Chairman- Nominating, Governance and Compliance Committee
Glen R. Charles	63	Chief Financial Officer and Secretary
Steven Aragon	56	Chief Operating Officer
Karlheinz Strobl	58	Vice President of Business Development
William S. Linss	60	Vice President of Operations-CVD/First Nano Division
Kevin R. Collins	51	Vice President of Operations-SDC Division
Emmanuel Lakios	56	Vice President of Sales and Marketing

Business Experience:

The principal occupation and business experience of each of the directors and executive officers are as follows:

Leonard A. Rosenbaum

Leonard A. Rosenbaum founded the Company in 1982 and has been our President, Chief Executive Officer and has served as Chairman of the Board of Director since that time. From 1971 until 1982, Mr. Rosenbaum was President, Director and a principal shareholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of some of the equipment that we currently manufacture. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument Corporation, a manufacturer of semiconductor materials and equipment.

Martin J. Teitelbaum

Martin J. Teitelbaum has served as a member of our Board of Directors since 1985 and as our in-house General Counsel since May 16, 2011. Mr. Teitelbaum is an attorney, who prior to May 16, 2011, conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm in 1988, Mr. Teitelbaum was a partner at Guberman and Teitelbaum from 1977 to 1987. In addition, Mr. Teitelbaum currently acts as our Assistant Secretary. Mr. Teitelbaum earned a B.A. in Political Science from the State University of New York at Buffalo and a Juris Doctor from Brooklyn Law School. Mr. Teitelbaum had been the Company’s outside general counsel for many years prior to joining CVD on a full-time basis and his legal expertise makes him an asset to the Company’s Board of Directors.

Conrad J. Gunther

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He has been an executive officer and director of several banks, both public and private, and has served on the boards of two other public companies. From January 2008 until June 2015, Mr. Gunther was Executive Vice President and Chief Lending Officer at Community National Bank. He is currently Executive Vice President and Chief Lending Officer at First Central Savings Bank. We believe Mr. Gunther’s qualifications to serve on our Board of Directors include his experience and expertise in the financial community.

Lawrence J. Waldman

Lawrence J. Waldman was appointed a member of the Board of Directors on October 5, 2016. Mr. Waldman has over forty years of experience in public accounting. He joined First Long Island Investors LLC, an investment and wealth management firm, as a Managing Director in May 2016 and is currently a Senior Advisor. Prior to that Mr. Waldman served as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman has served as a director of Bovie Medical since 2011 and he is currently the Chair of the audit committee and Lead Independent Director of the Board. Mr. Waldman serves as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its audit committee since 2014. Mr. Waldman was elected to the Board of Directors of Comtech Telecommunications Corp. in August of 2015, and since December 2015, serves as Chair of its Audit Committee. Mr. Waldman previously served as the Chairman of the Board of Trustees of the Long Island Power Authority (LIPA) and as chair and a member of its Finance and Audit Committee.

Mr. Waldman is a certified public accountant in New York State. He is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. He holds a Bachelor of Science and a Master of Business Administration from Hofstra University in Hempstead, New York, where he is also an adjunct professor. Mr. Waldman’s extensive wealth of public accounting, general finance and board of director knowledge and experience will be a valuable asset to the Company.

Raymond Nielsen

Raymond Nielsen was appointed a member of the Board of Directors on October 5, 2016. Mr. Nielsen is currently the Director of Finance for The Beechwood Organization and has been responsible for Project and Corporate Finance including Strategic Planning Initiatives since 2014. He has been a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its Parent holding company since 2013, serving on the Compensation Committee, Corporate Governance & Nominating Committee, ALCO and Loan Committees, and the Compliance BSA & CRA Committee. Mr. Nielsen is the former CEO of Reliance Federal Savings Bank and Herald National Bank, and a 45 year veteran of the banking industry. Mr. Nielsen also served as a Director of North Fork Bancorporation and its subsidiary North Fork Bank for 6 years where he chaired both the Compensation Committee and Audit Committee as well as having served as Lead Independent Director. Mr. Nielsen’s extensive public company, banking and real estate development experience will provide a valuable resource to the Board of Directors and Executive Management.

Glen R. Charles

Glen R. Charles has been our Chief Financial Officer and Secretary since January 2004. From 2002 until 2004, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofa bed specialty retail stores in the United States. From 1994 to 2002, Mr. Charles was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting. Mr. Charles earned his B.S. in Accounting from the State University of New York at Buffalo.

Steven Aragon

Dr. Steven Aragon was appointed Chief Operating Officer by the Board of Directors on October 20, 2014. Dr. Aragon has over 25 years of thin-film process, materials, and system expertise applied to photovoltaic, optical, electronic, and magnetic device fabrication. He received his Ph.D. in Physical Chemistry from the University of California, Santa Cruz, in 1990 and his MBA from Santa Clara University in 1996. He is the holder of five process equipment design patents. Dr. Aragon was a co-founder of Optimus Energy Systems International Inc. and served as its Chief Technical Officer and Senior Vice-President – Engineering from November 2011 to October 2014. From June 2008 to October 2011, he has also served as Vice-President – Engineering at Stion Corp of San Jose, California, a maker of nanostructure-based CIGS (copper indium gallium sulphur-diselenide) thin-film photovoltaic panels and as the Vice President – Engineering at Day Star Technologies Inc. from June 2001 to June 2008.

Karlheinz Strobl

Dr. Karlheinz Strobl has been the Vice President of Business Development since October 2007. From 1997 to 2007, until he joined the Company, he was the founder and President of eele Laboratories, LLC, a technology and manufacturing solutions development company for a novel Light Engine for the video and data projection display market. Dr. Strobl holds fourteen patents and earned an M.B.A. from Boston University, a Ph.D from the University of Innsbruck and an M.S. from both the University of Innsbruck and the University of Padova. He has also worked at the Max Plank Institute and at Los Alamos National Laboratory.

William S. Linss

William S. Linss is the Vice President, Operations for the CVD/First Nano Division of CVD. In addition to managing daily engineering and production operations, Mr. Linss is instrumental in expanding the company’s technology capabilities, developing new products and positioning CVD for growth. Prior to his promotion in 2013, Mr. Linss was the Division Manager for the CVD/First Nano Division since 2005. Mr. Linss has worked in Semiconductor Manufacturing and Chemical Vapor Deposition for 25 years. From 1980 through 1988 Mr. Linss worked at Standard Microsystems Corp. in Hauppauge, NY, advancing to Equipment Engineering Manager with all capital equipment responsibilities for SMC’s MOS/VLSIC manufacturing. Mr. Linss was employed by CVD from 1988 through 1994, advancing through various positions as Electrical Systems Designer, Field Service Engineer and Production Manager. From 1994 through 2001, Mr. Linss served as a Software Quality Assurance (SQA) Manager with Otari Corporation, at their Long Island pro-audio R&D office; and later with AP Engines in Sacramento, CA, a Cable TV billing solutions start-up.  In 2001, Mr. Linss re-joined CVD to head the newly acquired Research International Division for SMT reflow oven manufacturing, which then resulted in CVD’s acquisition of the Conceptronic product line.

Kevin R. Collins

Prior to his appointment as Vice President of Operations SDC Division in 2013, Mr. Collins has served as the General Manager of CVD’s SDC Division since 1999. From 1990 to 1999 he was employed by Stainless Design Corp. as Manager of Field Operations and Product Development Advisor. Mr. Collins attended Columbia University School of Engineering and Applied Science.

Emmanuel Lakios

Emmanuel Lakios was appointed Vice President of Sales and Marketing on February 6, 2017. Mr. Lakios has over thrity (30) years of experience serving the semiconductor, data storage and optical device industries and is the holder of several patents in the field of process equipment and device structure. From 2015 until earlier this year, Mr. Lakios was the President and Chief Executive Officer at Sensor Electronic Technology, Inc., overseeing that company’s transition from R&D to a leading global commercial UV LED supplier. From 2003 to 2011 he was the Executive Vice President of Field Operations and President and Chief Operating Officer at Imago Scientific, bringing it from pre-revenue to a commercial leadership position in the 3D atomic scale tomography field. Mr. Lakios was previously employed at Veeco Instruments Inc. from 1984 until 2003, where he held several positions, including President of the Process Equipment Group and Executive Vice President of Field Operations. He has been involved in several acquisitions and numerous product line launches. He received his BE in Mechanical Engineering with focus in Material Science from SUNY Stony Brook in 1984.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee, and Nominating, Governance and Compliance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in the Company’s Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The Audit Committee also acts as a qualified legal compliance committee.

Our Audit Committee presently consists of three independent members of the Board of Directors, Conrad J. Gunther (Chairperson), Lawrence J. Waldman and Raymond A. Nielsen. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Gunther, Waldman and Nielsen are “independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the NASDAQ Capital Market. Mr. Gunther qualifies as a “financial expert” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During the fiscal year ended December 31, 2016, the Audit Committee held four (4) meetings. All of the then committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com.

Compensation Committee. The Compensation Committee currently consists of Lawrence J. Waldman (Chairperson), Raymond A. Nielsen and Conrad J. Gunther. The Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management. Mr. Rosenbaum, the Company’s President and Chief Executive Officer, and the Compensation Committee annually review the performance of the Company’s executive officers and Mr. Rosenbaum participates in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Rosenbaum does not participate in the review or deliberations regarding his own compensation. Upon request by the Compensation Committee, management provides the Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management. The Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2016, the Compensation Committee held one (1) meeting. All of the then committee members attended at least 75% of such meetings. The Compensation Committee did not utilize the services of a compensation consultant during the 2016 fiscal year.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided without charge to any person upon written request to the Company’s address to the attention of the Secretary.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee presently consists of Raymond A. Nielsen (Chairperson), Conrad J. Gunther and Lawrence J. Waldman. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2016, the Nominating, Governance and Compliance Committee held one (1) meeting. All of the then committee members attended at least 75% of such meetings.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Nominating, Governance and Compliance Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Meetings of Independent Directors.     Members of the Board of Directors who are “independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There was one meeting held during the fiscal year ended December 31, 2016.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 2, 2017 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more then five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of October [__], 2017.

Name and Address of Beneficial Owner (1)(2)	Amounts and Nature of Beneficial Ownership (3)	Percent of Class
Leonard A. Rosenbaum	823,319 (4)	13.0%
Martin J. Teitelbaum	80,133 (5)	1.2
Conrad J. Gunther	62,288 (6)	*
Lawrence J. Waldman	4,000 (7)	*
Raymond A. Nielsen	4,000 (7)	*
Glen R. Charles	21,474 (8)	*
Steven Aragon	66,669 (9)	*
Karlheinz Strobl	120,979 (10)	1.8
William S. Linss	12,805 (11)	*
Kevin R. Collins	68,118 (12)	1.1
Emmanuel Lakios	0

Directors and executive officers and executive employees as a group (eleven persons)	1,263,785	19.8%

____________________________________________________________________

*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1)	The address of Messrs. Rosenbaum, Teitelbaum, Gunther, Waldman, Nielsen,
Charles, Aragon, Strobl, Linss and Lakios is c/o CVD Equipment Corporation. 355 South Technology
Drive, Central Islip, NY 11722

(2)	The address of Mr. Collins is c/o Stainless Design Concepts, 1117 Old Kings Highway,
Saugerties, NY 12477

(3)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below

(4)	Includes options to purchase 24,000 shares of common stock. Does not include 2,898 shares of unvested restricted stock units.

(5)	Includes 2,000 shares held by Mr. Teitelbaum’s wife as to which Mr. Teitelbaum disclaims beneficial ownership and options to purchase 6,710 shares of common stock. Does not include
2,174 shares of unvested restricted stock units.

(6)	Includes options to purchase 18,110 shares of common stock.

(7)	Includes 775 shares of restricted common stock that vests on the earlier of December 31, 2017 or the date of the 2017 annual meeting of shareholders.

(8)	Does not include 5,780 shares of unvested restricted common stock units.

(9)

Includes options to purchase 60,000 shares of common stock. Includes a stock grant equivalent to $25,000 based on the closing price per share of $11.19 on September 22, 2017. Does not include 2,174 shares of unvested restricted common stock units.

(10)	Does not include 5,089 shares of unvested restricted common stock units.

(11)	Does not include 9,164 shares of unvested restricted common stock units.

(12)	Does not include 6,214 shares of unvested restricted common stock units.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, chief operating officer and one other highly compensated officers, our “named executive officers,” for the years ended December 31, 2016 and 2015. The Company has no executive officers other than the “named executive officers.”

Name and Principal Position	Year	Salary($)	Bonus ($)	Option	Stock	All Other	Total ($)
				Awards	Awards	Compensation
				(1)	(1)
Leonard A. Rosenbaum	2016	302,742	20,000	--	37,949		360,691
President and Chief	2015	302,742	--	--			302,742
Executive Officer

Glen R. Charles	2016	163,942	15,000	--	28,468		207,410
Secretary and Chief	2015	163,942	--	--	--		163,942
Financial Officer

Steven Aragon	2016	181,731	15,000	--	53,468		250,199
Chief Operating Officer	2015	181,731	--	--	25,000		206,731

Martin J. Teitelbaum	2016	266,126	15,000	--	28,468		309,594
General Counsel and	2015	261,968	--	--	--		261,968
Assistant Secretary

  _________________________________

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown reflect either the total remaining compensation costs on restricted stock and options awards granted prior to fiscal 2015 that have not previously been shown, as determined pursuant to ASC 718 or the compensation costs on restricted stock and options granted in fiscal 2015 and 2016. The assumptions used to calculate the value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2016. These columns represents the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2016.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of shares or Units of Stock that Have not Vested ($)	Equity Incentive Awards: Number of unearned shares or units that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares or units that have not vested

Leonard A. Rosenbaum, President and Chief Executive Officer	24,000	---	3.65	12/12/2017	---	---	4,347	37,732

Glen R. Charles, Chief Financial Officer and Secretary	---	---			---	---	10,072	87,425

Steven Aragon	40,000	60,000	11.17	10/20/2024	---	---	3,261	28,305
Chief Operating Officer					---	---	---	---

Martin J. Teitelbaum	5,310		4.25	1/12/2020	---	---	3,261	28,305
General Counsel and Assistant Secretary	1,400		7.90	1/15/2021

Director Compensation

On May 9, 2016 the Board of Directors amended the Director Compensation Plan applicable to all non-employee directors, which retroactively from January 1, 2016, provided for annual compensation of approximately $50,000 to each director in a combination of 40% cash and 60% stock grant.

The following tables detail fiscal 2016 and 2015 compensation paid to our non-employee directors.1

2016

Name	Fees Earned or Paid in Cash	Restricted Stock (1)	Total

Conrad J. Gunther	23,000	30,991	53,991
Bruce T. Swan (3)	15,000	22,728	37,728
Kelly S. Walters (4)	20,000	30,991	50,991
Lawrence D. Firestone (5)	15,000	22,728	37,728
Lawrence J. Waldman	5,000	7,227	12,227
Raymond A. Nielsen	5,000	7,227	12,227

2015

Name	Fees Earned or Paid in Cash	Restricted Stock (2)	Total

Conrad J. Gunther	19,000	25,200	44,200
Bruce T. Swan	16,000	25,200	41,200
Kelly S. Walters	16,000	25,200	41,200
Lawrence D. Firestone	16,000	25,200	41,200

(1)

On January 14, 2016, the closing market price of our stock was $8.86 and 2,800 shares were granted to our non-employee directors, the equivalent of approximately $24,000 rounded up to the next 100 shares. These shares were issued on January 15, 2016 and vested as to 25% on each of March 31, 2016, June 30, 2016, September 30, 2016 and December 8, 2016. As a result of the adoption on May 9, 2016 of the new Director Compensation Plan and the closing market price of our stock on May 6, 2016 of $6.87, an additional 900 shares were granted to our non-employee directors, the equivalent of approximately $6,000 rounded up to the next 100 shares. These shares were issued on May 9, 2016 and vested as to 33 1/3% on each of June 30, 2016, September 30, 2016, and December 8, 2016.

(2)

In 2015, the non-employee directors were paid a cash retainer of $16,000 and received a restricted stock grant on January 15, 2015 of 1,800 shares, the equivalent of $24,000, rounded up to the next 100 shares, based on the closing market price of our stock which was $14.00 on January 14, 2015.

(3)	Bruce T. Swan retired from the Board of Directors effective September 30, 2016.

(4)	Mr. Walters did not run for re-election at the Annual Meeting of Shareholders held on December 9, 2016.

(5)	Mr. Firestone resigned as a director effective October 5, 2016.

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2016.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance
Plan Category

Equity compensation plans approved by security holders	281,930	$11.23	921,667

Equity compensation plans not approved by security holders	---	N/A	---

Total	281,930	$11.23	921,667

  _________________________

(1)	Reflects aggregate options and restricted stock awards outstanding under our 2001 Stock Option Plan, 2007 Share Incentive Plan, and 2016 Equity Incentive Plan, (all as defined below). Does not include 116,466 shares that are issuable upon vesting of restricted stock units.

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains one stock option plan, one share incentive plan and one equity incentive plan.

2001 Stock Option Plan. In November 2006, we registered a non-qualified stock option plan (the “2001 Plan”). Shareholders approved the 2001 Plan in July 2001, covering key employees, officers, directors and other persons that may be considered as service providers to the Company. Options may be awarded under the 2001 Plan by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock were reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan are exercisable in 25% installments commencing one year from the anniversary date of the grant. The purchase price of the common stock under each option granted under the 2001 Plan was established by the Board of Directors provided, that the exercise price per share could not be less than the closing price of the Company’s common stock on the date the option is granted. The stock options generally expire five to ten years after the date of grant. As of December 31, 2016, there were options to purchase 59,730 shares outstanding under the 2001 Plan. The 2001 Plan terminated on July 22, 2011. No further grants may be made under the 2001 Plan.

2007 Share Incentive Plan. In August 2008, we registered the 2007 Share Incentive Plan (the “2007 Plan”). Shareholders approved the 2007 Plan in December 2007, covering key employees, officers, outside directors or third party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted As of December 31, 2016, 578,333 shares have been granted and 171,667 remain available for grant.

2016 Equity Incentive Plan. In April 2017, we registered the CVD Equipment Corporation 2016 Equity Incentive Plan (the “2016 Plan”). Shareholders approved the 2016 Plan in December 2016, covering key employees, officers, outside directors or third party consultants to the Company or any of its affiliates. The 2016 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2016 Plan in lieu of the Committee’s exercise thereof. Under the 2016 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2016 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2016, no shares have been granted and 750,000 remain available for grant.

CHANGE IN CONTROL OR OTHER ARRANGEMENTS

There are no arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. In addition, Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company’s review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company’s fiscal year ended December 31, 2016, all of the filings for such Reporting Persons were made on a timely basis except for the following: (i) one report filed by Mr. Lawrence Waldman on Form 3 on October 14, 2016 to report a grant of common shares on October 5, 2016; and (ii) one report filed by Mr. Raymond A. Nielsen on Form 3 on October 14, 2016 to report a grant of common shares on October 5, 2016

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS EACH OF THE FIVE (5) NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed MSPC as the Company’s independent public accountants for the fiscal year ending December 31, 2018. The submission of the appointment of MSPC is not required by law or by the Company’s Bylaws and is non-binding. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. Even if MSPC is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If MSPC shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. MSPC has served as the Company’s independent public accountants since 2005. The Board of Directors expects that a representative of MSPC will be present at the Annual Meeting to respond to appropriate questions from shareholders, and the Board of Directors will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF MSPC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2018.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us by MSPC during the years ended December 31, 2016 and 2015 for: (i) the annual audit of the Company, unaudited quarterly reviews of financial statements including the Company’s reports on Form 10-Q and services by MSPC normally provided by them in connection with statutory and regulatory filings, for fiscal years 2016 and 2015, (ii) services by MSPC that are not reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) all other fees for services rendered.

	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015

Audit Fees	$132,000	$132,000
Audit-Related Fees (1)	10,000	10,000
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$142,000	$142,000

_________________________

(1) Accounting and reporting advisory services related to regulatory filings and acquisition activities.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by MSPC and has pre-approved similar services to be rendered during fiscal year 2017. The Audit Committee believes the rendering of these services is not incompatible with MSPC maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is composed of "independent" directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1033, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CVD Equipment Corporation (“CVD”), the audits of CVD’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as CVD’s independent auditor, and the reporting process, including the system of internal controls. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. MSPC, CVD’s independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The following is the Audit Committee's report submitted to the Board of Directors for 2016.

The Audit Committee recognizes the importance of maintaining the independence of CVD's Independent Auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of CVD's Independent Auditor and determines whether to re-engage the current Independent Auditor. Based on this evaluation, the Audit Committee has retained MSPC as the Company's Independent Auditor for 2017. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee will continue to recommend that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the Independent Auditors.

In 2016, in fulfilling its responsibilities, the Audit committee, among other things:

●	Reviewed and discussed the audited financial statements contained in the 2016 Annual Report on SEC Form 10-K with CVD’s management and with MSPC;
●

Discussed with MSPC the matters required to be discussed by Statement on auditing Standards No. 16, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

●

Received written disclosures and the letter from MSPC required by Public Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with MSPC its independence from CVD and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the board of Directors (and the Board of Directors has approved) that the audited financial statements be included in CVD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

The Audit Committee

Conrad J. Gunther

Lawrence J. Waldman

Raymond A. Nielsen

October 6, 2017

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of Shareholders. Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2018 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no later than June 8, 2018 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In addition, our By-Laws contain an advance notice provision with respect to matters to be brought before an Annual Meeting of Shareholders and not included in our proxy statement. If you would like to bring any other business before the shareholders at the fiscal 2018 Annual Meeting, you must comply with the procedures contained in the By-Laws and you must notify us in writing, and such notice must be delivered to or received by our Secretary no sooner than May 9, 2018 and no later than June 8, 2018. However, if the fiscal 2018 Annual Meeting is called for a date that is not within 30 days before or after November 16, 2018, notice must be received by our Secretary no later than the close of business on the 10th day following the day on which notice of the fiscal 2018 Annual Meeting was mailed to shareholders or public disclosure of the date of the fiscal 2018 Annual Meeting was made, whichever first occurs.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2016, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

CVD EQUIPMENT CORPORATION

Annual Meeting of Shareholders

November 16, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder of CVD Equipment Corporation (the “Company”) hereby revokes all previous proxies and constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on November 16, 2017 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the “Proxy Statement”), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD NOVEMBER 16, 2017:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2016 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1-2

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Be Sure to Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

[X] Please mark your votes

as in this example using

dark ink only.

1.           The election of the following nominees to the Company’s Board of Directors to serve until the 2018 Annual Meeting of Shareholders:

(1) Leonard A. Rosenbaum	FOR all Nominees	WITHHOLD AUTHORITY
(2) Martin J. Teitelbaum	listed to the left	to vote for all nominees listed
(3) Conrad J. Gunther		to the left
(4) Lawrence J. Waldman	[ ]	[ ]
(5) Raymond A. Nielsen.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through that nominee’s name in the list above.

2.           The ratification of MSPC, Certified Public Accountants and Advisors, P.C. (“MSPC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

                FOR                                        AGAINST                                             ABSTAIN

                                [    ]                                              [    ]                                                          [    ]

3.         To transact such other and further business as may properly come before the meeting or any adjournment thereof.

Signature(s)  ____________________                                        Signature  _____________________

Dated:  _________________

NOTE:	Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.